SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 13, 2001

                        RITE AID CORPORATION
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         (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-5742                 23-1614034
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(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                        17011
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code        (717) 761-2633


                                    None
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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.     OTHER EVENTS.

      On March 13, 2001 Rite Aid Corporation ("Rite Aid") was paid $200 million plus accrued and unpaid interest of approximately 9.83 million in connection with the repayment by AdvancePCS, a Delaware Corporation ("AdvancePCS"), of the $200 million Senior Subordinated Notes of AdvancePCS Rite Aid received as partial consideration for the sale of Rite Aid's PCS Health Systems subsidiary to AdvancePCS in October 2000.

      On March 14, 2001, Rite Aid, pursuant to the Purchase Agreement dated March 8, 2001 (the "Purchase Agreement"), between Rite Aid, AdvancePCS and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other U.S. underwriters named on Schedule A thereto (collectively, the "U.S. Underwriters"), for whom Merrill Lynch, Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities LLC, CIBC World Markets Corp. and the Robinson-Humphrey Company, acting as representatives (the "Representatives"), and (ii) the International Purchase Agreement, dated March 8, 2001 (together with the Purchase Agreement, the "Purchase Agreements"), between Rite Aid, AdvancePCS and Merrill Lynch International and each of the other international underwriters named on Schedule A thereto (collectively, the "International Managers" and, together with the U.S. Underwriters, the "Underwriters"), for whom Merrill Lynch International, Banc of America International Limited, Credit Suisse First Boston (Europe) Limited, J.P. Morgan Securities Ltd., CIBC World Markets plc and the Robinson-Humphrey Company LLC, are acting as lead managers, sold 5,434,783 shares of AdvancePCS Class A common stock, par value $.01 per share (the "Common Stock") to the Underwriters. Rite Aid realized net proceeds of $247,146,757.

      On March 14, 2001, the Underwriters, pursuant to the Purchase Agreements, exercised their over allotment option in full and on March 19, 2001, Rite Aid sold 815,117 shares of Common Stock to the Underwriters. Rite Aid realized net proceeds of $37,067,446.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (c)   Exhibits.

      99.1  Press Release, dated March 14, 2001.

      99.2  Press Release dated March 20, 2001.




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RITE AID CORPORATION


Dated:  March 20, 2001           By:   /s/ Elliot S. Gerson
                                    --------------------------------------
                                    Name:  Elliot S. Gerson
                                    Title: Senior Executive Vice President
                                           and General Counsel





                            EXHIBIT INDEX


Exhibit No.    Description
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99.1           Press Release, dated March 14, 2001.

99.2           Press Release dated March 20, 2001.